Exhibit 10.1

Purchase Agreement
Kisa and Luna Claims

This Purchase Agreement - Kisa and Luna Claims ("Agreement") is made and entered into by and among Amazing Energy Oil and Gas Co. (formerly Gold Crest Mines Inc.), (hereafter "Amazing") whose address is 701 South Taylor Street, Suite 470, LB113, Amarillo, TX 79101 USA and Kisa Gold Mining Inc. ("Kisa"), a wholly-owned subsidiary of Amazing, also of 701 South Taylor Street, Suite 470, LB113, Amarillo, TX 79101 USA ("Sellers") and Afranex Gold Limited (CAN 149 572 770) whose address is Suite 8, 7 The Esplanade, Mt. Pleasant, WA, Australia 6153 ("Afranex") and its wholly-owned subsidiary, Afranex (Alaska) Limited ("Afranex (Alaska)"), whose address is 1600 A Street, Suite 310, Anchorage, AK 99501 ("Buyer").

Recitals

A.           Kisa is the owners of 38 State of Alaska mining locations identified herein as Kisa 1-13, Kisa 17-41 (the "Kisa Claims") and 50 State of Alaska mining locations (the "Luna Claims"), (collectively the "Mining Claims") more fully described on Exhibit A attached hereto and incorporated herein by reference, which it wishes wish to sell to Buyer, and

B.           Buyer wishes to purchase the Mining Claims in the name or Afranex (Alaska) on the terms and conditions hereinafter set forth in this Agreement.

NOW THEREFORE, in consideration of these premises the parties agree as follows:

1.         Definitions.   The following defined terms, wherever used in this Agreement shall have the meanings described below:

1.1          "Buyer" means Afranex, Afranex (Alaska) and their successors and assigns.

1.2          "Closing Date" means the date on which Buyer's purchase of the Property is completed in accordance with Section 5.

1.3          "Contaminants" means any dangerous, or hazardous substances controlled or regulated under Environmental Laws;

l.4           "Contamination" means the presence of Contaminants on the Mining Claims as of the Effective Date requiring remediation under Environmental Laws;

1.5          "Data" means all data and records concerning the Mining Claims held, owned, possessed by Sellers or any one of them, including all geological, geochemical and geophysical maps, reports, surveys and tests, all drill hole maps, drill logs, drill core, drill cutting, chip trays, and other samples taken from within the Mining Claims, all engineering and metallurgical reports, studies and tests, all samples, assay and production logs, maps, reports and tests, and all other reports, studies, surveys and tests concerning the Mining Claims.

1.6          "Deed" means the Deed and Assignment to be delivered by Sellers on the Closing

H5Aa Purchase Agreement – Kisa and Luna Claims	J. P. Tangen Attorney at Law (P.C.) 1600 A Street, Suite 310 Anchorage, AK 99501
SS
AK

Purchase Agreement
Kisa and Luna Claims

in accordance with Section 5.3.

1.7          "Effective Date" means the date this Purchase Agreement is signed by the latter of the parties.

1.8          "Environmental Laws" means federal, state or local laws, or regulations of any Governmental Authority relating to the protection of the environment;

1.9          "Environmental Liabilities" means any and all liabilities and obligations, arising from or relating to Sellers' activities on the Mining Claims requiring remediation of any Contamination;

1.10        "Expenses" means all liabilities, obligations, duties, losses, costs, expenses, penalties, fines and monetary sanctions and all amounts paid to settle a Legal Claim, or to satisfy any judgment, order, decree, directive, award or other obligation to pay any amount of whatever nature or kind.

1.11        "Legal Claim" means any actual or threatened claim or litigation of any kind whatsoever alleging a violation of Environmental Laws arising from Sellers' ownership or activities on the Mining Claims:

1.12        "Minerals" means all minerals and mineral materials or whatever nature or kind which may be extracted, produced and sold from the Mining Claims in accordance with the laws of the state of Alaska.

1.13        "Mining Claims" means the State of Alaska mining claims owned by Kisa as described in Exhibit A.

1.14        "Sellers" means Amazing, Kisa and their successors and assigns.

1.15        "Personal Property" means the Data, equipment and facilities or the Sellers acquired, constructed, and maintained for the exploration for and recovery of Minerals on the Mining Claim, including the equipment and facilities described in Exhibit B attached to and by this reference incorporated in this Agreement.

1.16        "Property" all of the right, title, and interest of Sellers in the Mining Claims and the Personal Property.

1.17        "Purchase Price" means the purchase price for the described in Section 4.

2.         Purchase and Sale.   Sellers agree to assign, convey, sell, and transfer to Buyers the Mining Claims and the Personal Property on the terms and conditions of this Agreement.

H5Aa Purchase Agreement – Kisa and Luna Claims	J. P. Tangen Attorney at Law (P.C.) 1600 A Street, Suite 310 Anchorage, AK 99501
SS
AK

Purchase Agreement
Kisa and Luna Claims

2.1          Assignment and Assumption.  On Closing and Sellers' assignment of the Mining Claims, Buyer agrees to assume and perform the obligations of the Sellers with regard to the Mining Claims that accrue after the Closing.

2.2          Personal Property.  On Closing, Buyer shall take possession of and shall have the exclusive right of use of the Property Buyer acknowledges that the assignment, conveyance, sale, and transfer of the equipment and facilities included in the Personal Properties is in "as is" condition and are sold without any representation or warranty of concerning the quality of such Personal Property or its fitness for any particular purpose.

3.         Term.   The term or this Agreement shall commence on the Effective Date and shall expire on Closing, except for such obligation and rights of the parties which by the terms of this Agreement and the Deed survive the Closing.

4.         Payments.   Buyer shall pay to Sellers the payments provided in this Section.

4.1          Cash Payments.  Buyers have paid to Sellers THREE HUNDRED THOUSAND DOLLARS ($300,000.00) as full consideration of the Mining Claims and Personal Property, receipt of which is hereby acknowledged by Sellers.

4.2          Currency.  All sums referred to in this Agreement are in United States currency unless otherwise specified.

5.         Closing.   The Closing of the transactions contemplated under this Agreement shall be completed as described in this Section.

5.l           Place of Closing.  The Closing shall occur at the office of Buyer's counsel in Anchorage, Alaska or such other location as the parties may agree.

5.2          Closing Date.  The Closing shall occur on or before June 30, 2017.

5.3          Instruments to be Delivered on Closing.  On Closing, Sellers shall execute and deliver to Buyer: (a) a Bill of Sale for the Personal Property in the form attached to this Agreement as Exhibit B; and (b) a recordable Quitclaim Deed conveying all of Sellers' right, title and interest in the Mining Claims in the form of the Quitclaim Deed attached to this Agreement as Exhibit C.

5.4          Effect of Closing.  On Closing, Afranex (Alaska) shall own the Property subject to any obligations stated in this Agreement which expressly survive the Closing and the obligations under the Deed.

6.         Sellers' Assistance.   Sellers agree to assist and cooperate with Buyers in any application by Afranex (Alaska) for governmental licenses, permits and approvals, the costs of which, including the reasonable costs incurred by Sellers in response to Buyers request for assistance

H5Aa Purchase Agreement – Kisa and Luna Claims	J. P. Tangen Attorney at Law (P.C.) 1600 A Street, Suite 310 Anchorage, AK 99501
SS
AK

Purchase Agreement
Kisa and Luna Claims

and cooperation, shall be borne by Buyer.

7.         Delivery of Tax Notices.   If any party receives tax bills or claims which are another parties responsibility, such receiving party shall promptly forward them to the appropriate other party for payment.

8.         Indemnity.   Sellers shall defend, indemnify and hold harmless Buyers from and against claims and liabilities which arise from Seller's activities on the Property.  Sellers hereby agree to indemnify, defend and save harmless the Buyer from and against any and all undisclosed Legal Claims and Expenses relating to or resulting from Environmental Liabilities on the Mining Claims.

9.         Relationship of the Parties.   This Agreement shall not be deemed to constitute any party, in its capacity as such, the partner, agent or legal representative or any other party, or to create any joint venture, partnership, mining partnership or other partnership relationship between the parties.

10.       Title.

10.1        No Warranty of Title.  This Agreement is made without warrant of title.

10.2        Representations.  Sellers represent that:

10.2.1     The Mining Claims are in good standing. and Sellers have not received notice or and are not aware of any act, event, omission or occurrence that would constitute a default under the laws of the State of Alaska pertaining to the Mining Claims; and

10.2.2     To its knowledge, Kisa has good title to and the full right and power to grant the rights granted to Afranex (Alaska) under this Agreement and to convey all of Kisa's right, title, and interest in the Mining Claims and Personal Property free and clear or any liens, claims, and encumbrances.

11.       Covenants, Warranties and Representations.   Each or the parties covenants, warrants and represents for itself as follows:

11.1        Compliance with Laws.  That it has complied with all applicable laws and regulations of any governmental body, federal, state or local, regarding the terms of and performance of its obligations under this Agreement and its activities on or relating to the Property and is not aware of any act, event, omission or occurrence on or relating to the Property that would constitute a violation or applicable laws and regulations.

11.2        No Pending Proceedings.  That there are no lawsuits or proceedings pending or threatened which affect its ability to perform the terms of this Agreement or which affect the Property.

H5Aa Purchase Agreement – Kisa and Luna Claims	J. P. Tangen Attorney at Law (P.C.) 1600 A Street, Suite 310 Anchorage, AK 99501
SS
AK

Purchase Agreement
Kisa and Luna Claims

11.3        Costs. That each party has had the opportunity to consult with counsel in conjunction with this Agreement and shall pay all costs and expenses it has incurred or shall incur by it in negotiating, preparing and reviewing this Agreement and in closing and carrying out the transactions contemplated by this Agreement.

11.4        Brokers.  That it has had no dealings with an agent, broker or finder in connection with this Agreement, and shall indemnify, defend and hold each other party harmless from and against any claims that may be asserted through such party that any agent's, broker's or finder's fee is due in connection with this Agreement.

11.5        Patriot Act.  That it is not on the Specially Designated National & Blocked Persons List of the Office of Foreign Assets Control of the United States Treasury Department and is not otherwise blocked or banned by any foreign assets office rule or any other law or regulation, including the USA Patriot Act or Executive Order 13234.

11.6        Authorization.  That each of the individuals executing this Agreement has full power and authority to so execute and deliver this Agreement to the opposing party and to consummate the transactions contemplated under this Agreement.

11.7        Binding Agreement.  That this Agreement and the other closing documents executed by each party is a valid and binding obligation or such party, enforceable against such party in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other similar laws or general application affecting enforcement or creditors' rights generally.

12.       Termination, Defaults and Remedies.

12.1        Default.  Any material default under this Agreement of the other closing documents shall be a default under each of the other closing documents and shall entitle the non-defaulting party to exercise, in addition to any remedy provided in the respective instrument under which the default occurred, any remedies for default provided under the other closing documents. This provision will survive the Closing.

12.2        Default by Sellers.  Sellers will be in default hereunder upon the occurrence of any of the following events:

12.2.1     Sellers' failure to materially meet, comply with, or perform any covenant, agreement or obligation required on Sellers's part in the manner required in this Agreement, for any reason other than a default by Buyer hereunder; or

12.2.2     In the event of a default by any Seller hereunder, Buyers may, at Buyers option, terminate this Agreement by written notice delivered to Sellers at or prior to Closing, in which case Sellers will refund all payments that have been paid Sellers or any of them; or in the

H5Aa Purchase Agreement – Kisa and Luna Claims	J. P. Tangen Attorney at Law (P.C.) 1600 A Street, Suite 310 Anchorage, AK 99501
SS
AK

Purchase Agreement
Kisa and Luna Claims

alternative, Buyers or any of them may seek to enforce specific performance of this Agreement by Sellers.

12.3        Default by Buyer.  Buyer will be in default hereunder if any Buyer fails to materially meet, comply with, or perform any covenant, agreement or obligation required on Buyers' part within the time limits and in the manner required in this Agreement, for any reason other than a default by Sellers hereunder.

12.3.1     Nothing contained herein shall preclude Sellers from pursuing any other remedies at law.

13.       Data.  Prior to Closing and at Sellers' sole cost and expense, Sellers shall deliver to Buyers copies of all of the Data regarding the Mining Claims which Sellers possess and which Sellers have not previously delivered to Buyer.  If Sellers acquires any additional Data concerning the Mining Claims, Sellers shall promptly deliver a copy of such Data to Buyer.  Digital data shall be in a format which is readable and useful using commercially available software which is customarily used in the mineral industry in the United States.  All digital and written data shall be in English.

14.       Confidentiality. The data information, including the terms of this Agreement, disclosed to any other party by another party pursuant to this Agreement shall be deemed confidential and, except as otherwise required by law, shall not be disclosed to outside non-parties except on a need to know basis or as may be required to protect or record title to the Property.  Data information which the parties publicly disclose or which is in the public domain shall not be regarded as confidential information for purposes of this Section.

15.       Assignment.  Until the Closing, Sellers shall have no right to transfer any interest in this Agreement and the Property to any non-party without Buyers' prior written consent.

16.       Notices.  Any notices required or authorized to be given by this Agreement shall be in writing and shall be sent either digitally or by commercial courier, facsimile, or by certified U.S. mail, postage prepaid and return receipt requested, addressed to the proper party at the address with this Section.  Such notice shall be effective on the date of receipt by the addressee party, except that any emails or facsimiles received after 5:00 p.m. of the addressee's local time shall be deemed delivered the next day.

If to Sellers:                              Amazing Energy Oil and Gas Co.
Kisa Gold Mining Inc.
701 South Taylor Street, Suite 470, LB113
Amarillo, TX  79101 USA
(806) 351-2077
stephen@amazingenergy.com

H5Aa Purchase Agreement – Kisa and Luna Claims	J. P. Tangen Attorney at Law (P.C.) 1600 A Street, Suite 310 Anchorage, AK 99501
SS
AK

Purchase Agreement
Kisa and Luna Claims

If to Buyers:                              Afranex Gold Limited
Afranex (Alaska) Limited
Suite 8, 7 The Esplanade
Mt. Pleasant, WA, AUSTRALIA 6153
+61 417 702 245
xgs@wesnet.com.au

   with a copy to:            J. P. Tangen, Attorney at law (P.C.)
1600 A Street, Suite 310
Anchorage, AK   99501
(907) 222-3985
jpt@jptangen.com

17.       Binding Effect of Obligations.  This Agreement shall be binding upon and inure to the benefit of the respective parties and their successors or assigns.

18.       Miscellaneous Provision.

18.1        Entire Agreement.  The parties agree that the entire agreement between them is written in this Agreement.  There are no terms or conditions, express or implied, other than those expressly stated in this Agreement.  This Agreement may be amended or modified only by a written instrument signed by the parties with the same formality as this Agreement.

18.2        Governing Law and Forum Selection.  This Agreement shall be construed and enforced in accordance with the laws of the State of Alaska.  Any action or proceeding concerning the construction, or interpretation of the terms of this Agreement or any claim or dispute between the parties shall be commenced and heard in the Superior Court of the State of Alaska in the Third Judicial District.  Each of the parties agrees that such Superior Court has jurisdiction of the subject matter of this Agreement and personal jurisdiction of the parties and each of the parties agree to submit to the jurisdiction of the subject matter.

18.3        Multiple Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall constitute the same Agreement.

18.4        Severability.  If any part, term or provision of this Agreement is held by a court of competent jurisdiction to be illegal or in conflict with any Governmental Regulations, the validity of the remaining portions or provisions shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be invalid.

The parties have executed this Agreement as of the date set forth below.

H5Aa Purchase Agreement – Kisa and Luna Claims	J. P. Tangen Attorney at Law (P.C.) 1600 A Street, Suite 310 Anchorage, AK 99501
SS
AK

Purchase Agreement
Kisa and Luna Claims

Sellers:		Buyer:
Amazing Oil and Gas Co.		Afranex Gold Limited
Kisa Gold Mining Inc.		Afranex Gold (Alaska) Limited

By:	STEPHEN SALGADO 6-21-17	By:	ALLAN KELLY 22 June 2017
	Stephen Salgado (date)		Allan Kelly (date)

H5Aa Purchase Agreement – Kisa and Luna Claims	J. P. Tangen Attorney at Law (P.C.) 1600 A Street, Suite 310 Anchorage, AK 99501
SS
AK

Purchase Agreement
Kisa and Luna Claims

Exhibit A
The Mining Claims
The Kisa Claims

Claim	ADL #	Twnshp	Range	Sec.	¼ Sec.	Acres	Document #
Kisa 1	654902	003n	058w	1	SWNW	40	2006-001209-0†
Kisa 2	654903	003n	058w	1	SENW	40	2006-001210-0† 2006-001207-0*
Kisa 3	654904	003n	058w	1	SW	160	2006-001211-0†
Kisa 4	654905	003n	058w	11	NE	160	2006-001212-0†
Kisa 5	654906	003n	058w	11	NW	160	2006-001213-0†
Kisa 6	654907	003n	058w	12	NW	160	2006-001214-0†
Kisa 7	654908	003n	058w	11	SW	160	2006-001215-0†
Kisa 8	654909	003n	058w	11	SE	160	2006-001216-0†
Kisa 9	654910	003n	058w	12	SW	160	2006-001217-0†
Kisa 10	654911	003n	058w	14	NW	160	2006-001218-0†
Kisa 11	654912	003n	058w	14	SW	160	2006-001219-0†
Kisa 12	654913	003n	058w	14	SE	160	2006-001220-0†
Kisa 13	654914	003n	058w	14	NE	160	2006-001221-0†
Kisa 17	655186	003n	058w	2	SW	160	2006-001549-0†
Kisa 18	655187	003n	058w	2	SE	160	2006-001550-0†
Kisa 19	655188	003n	058w	10	NE	160	2006-001551-0†
Kisa 20	655189	003n	058w	10	SE	160	2006-001552-0†
Kisa 21	655190	003n	058w	15	NE	160	2006-001553-0†
Kisa 22	655191	003n	058w	15	SW	160	2006-001554-0†
Kisa 23	655192	003n	058w	15	SE	160	2006-001555-0†
Kisa 24	655193	003n	058w	22	NW	160	2006-001556-0†
Kisa 25	655194	003n	058w	22	NE	160	2006-001557-0†
Kisa 26	655195	003n	058w	23	NW	160	2006-001558-0†
Kisa 27	655196	003n	058w	23	NE	160	2006-001559-0†
Kisa 28	655197	003n	058w	22	SE	160	2006-001560-0†
Kisa 29	655198	003n	058w	23	SW	160	2006-001561-0†
Kisa 30	655199	003n	058w	23	SE	160	2006-001562-0†
Kisa 31	655200	003n	058w	1	SE	160	2006-001563-0† 2006-000255-0*
Kisa 32	655201	003n	058w	12	NE	160	2006-001564-0† 2006-000256-0*
Kisa 33	665464	003n	058w	24	SW	160	2008-001508-0†

H5Aa Purchase Agreement – Kisa and Luna Claims	J. P. Tangen Attorney at Law (P.C.) 1600 A Street, Suite 310 Anchorage, AK 99501
SS
AK

Purchase Agreement
Kisa and Luna Claims

Claim	ADL #	Twnshp	Range	Sec.	¼ Sec.	Acres	Document #
Kisa 34	665465	003n	058w	24	SE	160	2008-001509-0†
Kisa 35	665466	003n	058w	24	NW	160	2008-001510-0†
Kisa 36	665467	003n	058w	24	NE	160	2008-001511-0†
Kisa 37	665468	003n	058w	13	SW	160	2008-001512-0†
Kisa 38	665469	003n	058w	13	SE	160	2008-001513-0†
Kisa 39	665470	003n	058w	13	NW	160	2008-001514-0†
Kisa 40	665471	003n	058w	13	NE	160	2008-001515-0†
Kisa 41	665472	003n	058w	12	SE	160	2008-001516-0† 2008-001001-0*
* Kuskokwim Recording District
† Bethel Recording District
All situated within the State of Alaska

H5Aa Purchase Agreement – Kisa and Luna Claims	J. P. Tangen Attorney at Law (P.C.) 1600 A Street, Suite 310 Anchorage, AK 99501
SS
AK

Purchase Agreement
Kisa and Luna Claims

The Luna Claims

Claim	ADL #	Twnshp	Range	Sec.	¼ Sec.	Acres	Document #
Luna 1	661006	004n	059w	15	NE	160	2007-001156-0
Luna 2	661007	004n	059w	14	NW	160	2007-001157-0
Luna 3	661008	004n	059w	14	NE	160	2007-001158-0
Luna 4	661009	004n	059w	13	NW	160	2007-001159-0
Luna 5	661010	004n	059w	13	NE	160	2007-001160-0
Luna 6	661011	004n	058w	18	NW	160	2007-001161-0
Luna 7	661012	004n	058w	18	NE	160	2007-001162-0
Luna 8	661013	004n	059w	17	NW	160	2007-001163-0
Luna 9	661014	004n	059w	15	SE	160	2007-001164-0
Luna 10	661015	004n	059w	14	SW	160	2007-001165-0
Luna 11	661016	004n	059w	14	SE	160	2007-001166-0
Luna 12	661017	004n	059w	13	SW	160	2007-001167-0
Luna 13	661018	004n	059w	13	SE	160	2007-001168-0
Luna 14	661019	004n	058w	18	SW	160	2007-001169-0
Luna 15	661020	004n	058w	18	SE	160	2007-001170-0
Luna 16	661021	004n	059w	22	NE	160	2007-001171-0
Luna 17	661022	004n	059w	23	NW	160	2007-001172-0
Luna 18	661023	004n	059w	23	NE	160	2007-001173-0
Luna 19	661024	004n	059w	24	NW	160	2007-001174-0
Luna 20	661025	004n	059w	24	NE	160	2007-001175-0
Luna 21	661026	004n	059w	19	NW	160	2007-001176-0
Luna 22	661027	004n	059w	24	SW	160	2007-001177-0
Luna 23	661028	004n	059w	24	SE	160	2007-001178-0
Luna 24	661029	004n	058w	19	SW	160	2007-001179-0
Luna 25	661030	004n	059w	18	SW	160	2007-001180-0
Luna 26	661031	004n	059w	18	SE	160	2007-001181-0
Luna 27	661032	004n	059w	17	SW	160	2007-001182-0
Luna 28	661033	004n	059w	17	SE	160	2007-001183-0
Luna 29	661034	004n	059w	16	SW	160	2007-001184-0
Luna 30	661035	004n	059w	16	SE	160	2007-001185-0
Luna 31	661036	004n	059w	15	SW	160	2007-001186-0
Luna 32	661037	004n	059w	19	NW	160	2007-001187-0
Luna 33	661038	004n	059w	19	NE	160	2007-001188-0
Luna 34	661039	004n	059w	20	NW	160	2007-001189-0
Luna 35	661040	004n	059w	20	NE	160	2007-001190-0

H5Aa Purchase Agreement – Kisa and Luna Claims	J. P. Tangen Attorney at Law (P.C.) 1600 A Street, Suite 310 Anchorage, AK 99501
SS
AK

Purchase Agreement
Kisa and Luna Claims

Claim	ADL #	Twnshp	Range	Sec.	¼ Sec.	Acres	Document #
Luna 36	661041	004n	059w	21	NW	160	2007-001191-0
Luna 37	661042	004n	059w	21	NE	160	2007-001192-0
Luna 38	661043	004n	059w	22	NW	160	2007-001193-0
Luna 39	661044	004n	059w	19	SW	160	2007-001194-0
Luna 40	661045	004n	059w	19	SE	160	2007-001195-0
Luna 41	661046	004n	059w	20	SW	160	2007-001196-0
Luna 42	661047	004n	059w	20	SE	160	2007-001197-0
Luna 43	661048	004n	059w	21	SW	160	2007-001198-0
Luna 44	661049	004n	059w	21	SE	160	2007-001199-0
Luna 45	661050	004n	059w	22	SW	160	2007-001200-0
Luna 46	661051	004n	059w	10	SE	160	2007-001201-0
Luna 47	661052	004n	059w	11	SW	160	2007-001202-0
Luna 48	661053	004n	059w	11	SE	160	2007-001203-0
Luna 49	661054	004n	059w	12	SW	160	2007-001204-0
Luna 50	661055	004n	059w	12	SE	160	2007-001205-0
All situated within the State of Alaska

H5Aa Purchase Agreement – Kisa and Luna Claims	J. P. Tangen Attorney at Law (P.C.) 1600 A Street, Suite 310 Anchorage, AK 99501
SS
AK

Purchase Agreement
Kisa and Luna Claims

Exhibit B
Bill of Sale
Personal Property

For value received, the Sellers hereby sell all of their rights, title and interest in the following items to Afranex Gold (Alaska) Limited:

H5Aa Purchase Agreement – Kisa and Luna Claims	J. P. Tangen Attorney at Law (P.C.) 1600 A Street, Suite 310 Anchorage, AK 99501
SS
AK

Purchase Agreement
Kisa and Luna Claims

Exhibit C
Deed

When recorded return to:
Afranex Gold (Alaska) Limited
c/o J. P. Tangen Attorney at Law (P.C.)
1600 A Street. Suite 310
Anchorage, AK   99501

Quitclaim Deed
[Mining]

This Quitclaim deed, made as of this 21st day of June 2017 by and between Kisa Gold Mining. Inc., whose address is 701 South Taylor Street, Suite 470, LB113, Amarillo, TX  79101 ("Grantor"), and Afranex (Alaska) Limited whose address is 1600 A Street, Suite 310, Anchorage. AK 99501 ("Grantee")

WITNESSETH:

THAT, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, receipt of which is hereby acknowledged, Grantor hereby conveys and quitclaims to Grantee, all right, title and interest that Grantor has, if any, in the following described State of Alaska mining locations situated in the Bethel and Kuskokwim Recording Districts, Fourth Judicial District, State of Alaska, together with all appurtenances, tailings, residues, waste rock and other materials resulting from Grantors' operations and activities thereon:

See Exhibit A

to have and to hold the same unto the Grantee and its heirs and assigns, forever.

Grantors

By: STEPHEN SALGADO
Stephen Salgado, authorized representative

H5Aa Purchase Agreement – Kisa and Luna Claims	J. P. Tangen Attorney at Law (P.C.) 1600 A Street, Suite 310 Anchorage, AK 99501
SS
AK

Purchase Agreement
Kisa and Luna Claims

STATE OF TEXAS          )
    ) ss.
POTTER COUNTY         )

On this 21 day of June 2017 before me, a Notary Public in and for the State of Texas before me personally appeared Stephen Salgado, whose identity was proven to me by satisfactory means, and he each stated that they executed the within and foregoing Quitclaim Deed (Kisa and Luna Claims), and acknowledged that said instrument is his free and voluntary act and for the uses and purposes therein mentioned and on oath stated that he were authorized to execute said instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

[NOTARY SEAL]	RONNA LONGCOR
Notary Public in and for the State of Texas
My commission expires: 3-26-21

H5Aa Purchase Agreement – Kisa and Luna Claims	J. P. Tangen Attorney at Law (P.C.) 1600 A Street, Suite 310 Anchorage, AK 99501
SS
AK

Purchase Agreement
Kisa and Luna Claims

Exhibit A
The Mining Claims
The Kisa Claims

Claim	ADL #	Twnshp	Range	Sec.	¼ Sec.	Acres	Document #
Kisa 1	654902	003n	058w	1	SWNW	40	2006-001209-0†
Kisa 2	654903	003n	058w	1	SENW	40	2006-001210-0† 2006-001207-0*
Kisa 3	654904	003n	058w	1	SW	160	2006-001211-0†
Kisa 4	654905	003n	058w	11	NE	160	2006-001212-0†
Kisa 5	654906	003n	058w	11	NW	160	2006-001213-0†
Kisa 6	654907	003n	058w	12	NW	160	2006-001214-0†
Kisa 7	654908	003n	058w	11	SW	160	2006-001215-0†
Kisa 8	654909	003n	058w	11	SE	160	2006-001216-0†
Kisa 9	654910	003n	058w	12	SW	160	2006-001217-0†
Kisa 10	654911	003n	058w	14	NW	160	2006-001218-0†
Kisa 11	654912	003n	058w	14	SW	160	2006-001219-0†
Kisa 12	654913	003n	058w	14	SE	160	2006-001220-0†
Kisa 13	654914	003n	058w	14	NE	160	2006-001221-0†
Kisa 17	655186	003n	058w	2	SW	160	2006-001549-0†
Kisa 18	655187	003n	058w	2	SE	160	2006-001550-0†
Kisa 19	655188	003n	058w	10	NE	160	2006-001551-0†
Kisa 20	655189	003n	058w	10	SE	160	2006-001552-0†
Kisa 21	655190	003n	058w	15	NE	160	2006-001553-0†
Kisa 22	655191	003n	058w	15	SW	160	2006-001554-0†
Kisa 23	655192	003n	058w	15	SE	160	2006-001555-0†
Kisa 24	655193	003n	058w	22	NW	160	2006-001556-0†
Kisa 25	655194	003n	058w	22	NE	160	2006-001557-0†
Kisa 26	655195	003n	058w	23	NW	160	2006-001558-0†
Kisa 27	655196	003n	058w	23	NE	160	2006-001559-0†
Kisa 28	655197	003n	058w	22	SE	160	2006-001560-0†
Kisa 29	655198	003n	058w	23	SW	160	2006-001561-0†
Kisa 30	655199	003n	058w	23	SE	160	2006-001562-0†
Kisa 31	655200	003n	058w	1	SE	160	2006-001563-0† 2006-000255-0*
Kisa 32	655201	003n	058w	12	NE	160	2006-001564-0† 2006-000256-0*
Kisa 33	665464	003n	058w	24	SW	160	2008-001580-0†

H5Aa Purchase Agreement – Kisa and Luna Claims	J. P. Tangen Attorney at Law (P.C.) 1600 A Street, Suite 310 Anchorage, AK 99501
SS
AK

Purchase Agreement
Kisa and Luna Claims

Claim	ADL #	Twnshp	Range	Sec.	¼ Sec.	Acres	Document #
Kisa 34	665465	003n	058w	24	SE	160	2008-001509-0†
Kisa 35	665466	003n	058w	24	NW	160	2008-001510-0†
Kisa 36	665467	003n	058w	24	NE	160	2008-001511-0†
Kisa 37	665468	003n	058w	13	SW	160	2008-001512-0†
Kisa 38	665469	003n	058w	13	SE	160	2008-001513-0†
Kisa 39	665470	003n	058w	13	NW	160	2008-001514-0†
Kisa 40	665471	003n	058w	13	NE	160	2008-001515-0†
Kisa 41	665472	003n	058w	12	SE	160	2008-001516-0† 2008-001001-0*
* Kuskokwim Recording District
† Bethel Recording District
All situated within the State of Alaska

H5Aa Purchase Agreement – Kisa and Luna Claims	J. P. Tangen Attorney at Law (P.C.) 1600 A Street, Suite 310 Anchorage, AK 99501
SS
AK

Purchase Agreement
Kisa and Luna Claims

The Luna Claims

Claim	ADL #	Twnshp	Range	Sec.	¼ Sec.	Acres	Document #
Luna 1	661006	004n	059w	15	NE	160	2007-001156-0
Luna 2	661007	004n	059w	14	NW	160	2007-001157-0
Luna 3	661008	004n	059w	14	NE	160	2007-001158-0
Luna 4	661009	004n	059w	13	NW	160	2007-001159-0
Luna 5	661010	004n	059w	13	NE	160	2007-001160-0
Luna 6	661011	004n	058w	18	NW	160	2007-001161-0
Luna 7	661012	004n	058w	18	NE	160	2007-001162-0
Luna 8	661013	004n	059w	17	NW	160	2007-001163-0
Luna 9	661014	004n	059w	15	SE	160	2007-001164-0
Luna 10	661015	004n	059w	14	SW	160	2007-001165-0
Luna 11	661016	004n	059w	14	SE	160	2007-001166-0
Luna 12	661017	004n	059w	13	SW	160	2007-001167-0
Luna 13	661018	004n	059w	13	SE	160	2007-001168-0
Luna 14	661019	004n	058w	18	SW	160	2007-001169-0
Luna 15	661020	004n	058w	18	SE	160	2007-001170-0
Luna 16	661021	004n	059w	22	NE	160	2007-001171-0
Luna 17	661022	004n	059w	23	NW	160	2007-001172-0
Luna 18	661023	004n	059w	23	NE	160	2007-001173-0
Luna 19	661024	004n	059w	24	NW	160	2007-001174-0
Luna 20	661025	004n	059w	24	NE	160	2007-001175-0
Luna 21	661026	004n	058w	19	NW	160	2007-001176-0
Luna 22	661027	004n	059w	24	SW	160	2007-001177-0
Luna 23	661028	004n	059w	24	SE	160	2007-001178-0
Luna 24	661029	004n	059w	19	SW	160	2007-001179-0
Luna 25	661030	004n	059w	18	SW	160	2007-001180-0
Luna 26	661031	004n	059w	18	SE	160	2007-001181-0
Luna 27	661032	004n	059w	17	SW	160	2007-001182-0
Luna 28	661033	004n	059w	17	SE	160	2007-001183-0
Luna 29	661034	004n	059w	16	SW	160	2007-001184-0
Luna 30	661035	004n	059w	16	SE	160	2007-001185-0
Luna 31	661036	004n	059w	15	SW	160	2007-001186-0
Luna 32	661037	004n	059w	19	NW	160	2007-001187-0
Luna 33	661038	004n	059w	19	NE	160	2007-001188-0
Luna 34	661039	004n	059w	20	NW	160	2007-001189-0
Luna 35	661040	004n	059w	20	NE	160	2007-001190-0

H5Aa Purchase Agreement – Kisa and Luna Claims	J. P. Tangen Attorney at Law (P.C.) 1600 A Street, Suite 310 Anchorage, AK 99501
SS
AK

Purchase Agreement
Kisa and Luna Claims

Claim	ADL #	Twnshp	Range	Sec.	¼ Sec.	Acres	Document #
Luna 36	661041	004n	059w	21	NW	160	2007-001191-0
Luna 37	661042	004n	059w	21	NE	160	2007-001192-0
Luna 38	661043	004n	059w	22	NW	160	2007-001193-0
Luna 39	661044	004n	059w	19	SW	160	2007-001194-0
Luna 40	661045	004n	059w	19	SE	160	2007-001195-0
Luna 41	661046	004n	059w	20	SW	160	2007-001196-0
Luna 42	661047	004n	059w	20	SE	160	2007-001197-0
Luna 43	661048	004n	059w	21	SW	160	2007-001198-0
Luna 44	661049	004n	059w	21	SE	160	2007-001199-0
Luna 45	661050	004n	059w	22	SW	160	2007-001200-0
Luna 46	661051	004n	059w	10	SE	160	2007-001201-0
Luna 47	661052	004n	059w	11	SW	160	2007-001202-0
Luna 48	661053	004n	059w	11	SE	160	2007-001203-0
Luna 49	661054	004n	059w	12	SW	160	2007-001204-0
Luna 50	661055	004n	059w	12	SE	160	2007-001205-0
All situated within the State of Alaska

H5Aa Purchase Agreement – Kisa and Luna Claims	J. P. Tangen Attorney at Law (P.C.) 1600 A Street, Suite 310 Anchorage, AK 99501
SS
AK